UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2005

Palmetto Bancshares, Inc.
(Exact name of registrant as specified in charter)

South Carolina	0-26016	74-2235055
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State or other	Commission File Number	IRS Employer
jurisdiction of incorporation or		Identification Number
organization

301 Hillcrest Drive, Laurens, South Carolina, 29360
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                    Address of principal executive offices, including zip code

(864) 984-4551
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Registrant's telephone number

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [   ]   Written communications pursuant to Rule 425 under the Securities Act
              (17 CFR 230.425)

     [   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
              (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
             Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On January 7, 2005, Palmetto Bancshares, Inc. issued a press release which discloses the results of operations and financial condition of the Company for the year ended December 31, 2004.

For more information regarding this matter, see the shareholder earnings overview attached hereto as Exhibit 99.

Item 9.01.        Financial Statements and Exhibits

(c) Exhibits

    99   Press Release issued January 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

/s/ L. Leon Patterson
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L. Leon Patterson
Chairman and Chief Executive Officer

/s/ Paul W. Stringer
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Paul W. Stringer
President and Chief Operating Officer

Date:   January 10, 2005